SECURITIES AND EXCHANGE COMMISSION
                                     Washington, D.C.


                                        FORM 8-K

                                     CURRENT REPORT


                            Pursuant to Section 13 or 15(d) of
                            The Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported)
                                      August 18, 1998


                                  ADM Tronics Unlimited, Inc.
                    (Exact name of registrant as specified in its charter)


                                         Delaware
                       (State or other jurisdiction of incorporation)


         0-17629                                        22-1896032
 (Commission File Number)                 (IRS Employer Identification Number)


                         224-S Pegasus Avenue, Northvale, NJ 07647
                    (Address of principal executive offices, Zip Code)


              Registrant's telephone number, including area code 201-767-6040




                                            1





Item 5.  Other Events

     The Company has been notified by the Nasdaq Stock Market ("Nasdaq") that if the closing bid price of the Company's Common Stock (the "Common Stock") is not at least $1.00 per share on or before December 11, 1998 and at least the next ten trading days or if the Company is not otherwise in compliance with Nasdaq's requirements, the Common Stock will be delisted from Nasdaq. Accordingly, the Company intends to effect a 1 for 4 reverse split of the Common Stock, subject to shareholder approval. If such de-listing were to occur, an investor could find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Common Stock. In addition, if the Common Stock were to become de-listed from trading on Nasdaq and the trading price of the Common Stock were below $5.00 per share, which it is as of the date of this Prospectus, trading in the Common Stock would also be subject to the requirements of certain rules promulgated under the Exchange Act which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a penny stock (generally, any non-Nasdaq equity security that has a market price of less than $5.00 per share, subject to certain exceptions). Such rules require the delivery, prior to any penny stock transaction, of a disclosure schedule explaining the penny stock market and the risks associated therewith, and impose various sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors (generally institutions). For these types of transactions, the broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction prior to sale. The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from effecting transactions in the Common Stock, which could severely limit the market liquidity of the Common Stock and the ability of purchasers in this offering to sell the Common Stock and Warrants in the secondary market.






Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a), (b)


UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

ADM Tronics Unlimited, Inc. (the Company) acquired certain assets from Electropharmacology, Inc. (the acquired business or EPI) included in the Unaudited Pro Forma combined financial statements. This transaction was consummated on August 18, 1998.

The following pro forma financial information presents a) the Company and EPI's pro forma unaudited combining statement of operations for the year ended March 31, 1998 as if the acquisition of the entity occurred on April 1, 1997; and b) the Company and EPI's pro forma unaudited combining statement of operations for the three months ended June 30, 1998 as if the acquisition of the entity occurred on April 1, 1998; and c) the Company and EPI's pro forma unaudited combining balance sheet as of June 30, 1998, as if the acquisition of the business occurred on June 30, 1998.


This unaudited pro forma financial information does not purport to represent what the Company's financial position or results of operations would actually have been if such transaction in fact occurred on those dates, or to project the Company's financial position or results of operations for any future date or period. These unaudited pro forma combining financial statements should be read in conjunction with the historical financial statements of ADM Tronics Unlimited, Inc. and those of the business acquired.




ADM TRONICS UNLIMITED, Inc.
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
JUNE 30, 1998
                                                        (4)
                      (1)         (2)                 ADJUSTED
                 ADM TRONICS   ACQUIRED               ACQUIRED   PRO FORMA   PRO FORMA
               UNLIMITED, INC.  ENTITY   ADJUSTMENTS   ENTITY    ADJUSTMENTS COMBINED

       ASSETS
Cash                805,028    62,465(3)   (62,465)    0     (5) (75,000)    730,028
Accts. receivable   325,798   126,723(3)  (126,723)    0                     325,798
Inventories:
 Raw materials      204,729   159,043(3)  (159,043)    0                     204,729
 Finished goods      56,426         0            0     0                      56,426
Other current
 assets              23,395   164,143(3)  (164,143)    0                      23,395
Property and
 Equipment           79,153    84,327(3)    20,673   105,000                 184,153
Equipment in use and under
 lease agreements    78,412   484,170(3)   178,170   306,000                 384,412
Equipment held
 for sale           303,633         0(3) 1,117,000 1,117,000               1,420,633
Loan receivable
 from officer        71,877         0                                         71,877
Other assets        593,250    91,163(3)   (91,163)     0    (5) (75,000)    518,250

Total assets      2,541,701 1,172,034      355,966 1,528,000    (150,000)  3,919,701

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable    144,437   509,330  (3)  (509,330)     0                  144,437
Accrued expenses
 and other           80,825   324,253  (3)  (324,253)     0                   80,825
Deferred revenue          0    75,000  (3)   (75,000)     0                     0
Notes payable-
 Current            104,629   785,202  (3)  (785,202)     0                  104,629
 Long-term           41,412    90,260  (3)   (90,260)     0                   41,412

Stockholders' equity
 (deficit)        2,170,398  (612,011) (3)   612,011      0    (5)1,378,000 3,548,398

Total liabilities and stockholders'
equity            2,541,701 1,172,034     (1,172,034)     0       1,378,000 3,919,701

SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET




NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET

Note 1.

     This column includes the historical balance sheet of ADM Tronics Unlimited, Inc. as of June 30, 1998.

Note 2.

     This column includes the historical balance sheet of the acquired business. As of August 18, 1998, the acquisition has been completed.

Note 3.

     The transaction was consummated on August 18, 1998 whereby the Company purchased certain assets from EPI including, but not limited to, a number of "SofPulse" (the Device) medical devices along with certain manufacturing equipment, marketing rights, patents and other items associated with the Device, in exchange for $150,000 and the issuance of 2,925,000 shares of the Company's
common stock.   This column reflects adjustments to remove assets and
liabilities from EPI's historical balance sheet not included as part of the purchase and to adjust assets acquired to fair value.

Note 4.

     This column reflects assets acquired from EPI at estimated fair value.

Note 5.

     This adjustment reflects the issuance of 2,925,000 shares of the Company's common stock and the $150,000 cash consideration pursuant to the transaction with EPI. The fair value of the assets acquired approximate the fair value of the common stock issued and accordingly, there was no goodwill to reflect incidental to the transaction.

The Company agreed that if the shares had not been registered under the Securities Act by October 17, 1998, then on that day and on each thirty day anniversary thereof until the shares are so registered, if timely requested, the Company would purchase $20,000 worth of such shares based on a formula. In October, pursuant to a request, the Company purchased 37,647 shares pursuant to this provision of the agreement for $20,000. The Company's obligation to purchase shares is limited to an aggregate purchase price of $60,000 if such registration has not occurred due to circumstances not reasonably within the control of the Company.



ADM TRONICS UNLIMITED, INC.
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 30, 1998

                              (1)            (2)
                          ADM TRONICS     ACQUIRED    PRO FORMA    PRO FORMA
                        UNLIMITED, INC.    ENTITY    ADJUSTMENTS   COMBINED

REVENUES                     566,923      249,558                    816,481

COSTS AND EXPENSES:
 Cost of sales               275,870       71,534  (3)    23,486     370,890
 Selling, general
  and administrative         351,308      363,664  (4)   (16,000)    698,972
 Research and development          0       24,112                     24,112
 Other expenses                    0       16,539                     16,539

 Total costs and expenses    627,178      475,849          7,486   1,110,513

LOSS BEFORE INCOME TAXES     (60,255)    (226,291)        (7,486)   (294,032)

INCOME TAXES                       0            0              0           0

LOSS                         (60,255)    (226,291)        (7,486)   (294,032)


Weighted average number of common and
 Equivalent shares outstanding 43,724,907          (5) 2,925,000  46,649,907

Loss per share                 (.001)                                  (.006)


SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS




NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

Note 1.

     This column includes the historical results of operations of ADM Tronics Unlimited, Inc. for the three month period ended June 30, 1998.

Note 2.

     This column includes the historical results of operations of Electropharmacology, Inc. for the three months ended June 30, 1998. The historical data includes accounting fees of $65,000 and legal fees of $75,000. These amounts are excessive due to a business purchase the acquired entity was going to make and a law suit that is unrelated to the Sofpulse division of the acquired entity. Conservatively, accounting and legal fees for one year, exclusive of these items, would be $60,000 and $160,000, respectively. Prorated for a three month period the amounts would be $15,000 and $40,000, respectively.

     Also included in the historical data are research and development costs of $24,112, which the Company does not intend to continue as part of the business acquired.

     Interest expense of $16,539 was incurred by the acquired entity for the three months ended June 30, 1998. The Company did not acquire the debt of the acquired entity.

Note 3.

     The adjustment represents the additional depreciation based on the assets acquired at fair market value for the three months ended June 30, 1998.

Note 4.

     The adjustment represents the net effect of reducing the salary of an employee of the acquired entity who is now a consultant for the Company prorated for a three month period. The employee's salary was $139,000 per year and is now $75,000 per year.

Note 5.

     Weighted average common and equivalent shares for the period ended June 30, 1998 have been calculated assuming the shares of common stock issued pursuant to the transaction were outstanding at the beginning of the period. Outstanding stock options and warrants have not been included in the calculation as its results would be anti-dilutive. Fully diluted (which approximates primary) weighted average common and equivalent shares outstanding, on a pro forma basis are as follows:

          Common shares outstanding-Historical         43,724,907
          Common stock issued in connection with
              the business acquisition                  2,925,000

                                                       46,649,907






ADM TRONICS UNLIMITED, INC.
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 1998

                              (1)            (2)
                          ADM TRONICS     ACQUIRED    PRO FORMA    PRO FORMA
                        UNLIMITED, INC.    ENTITY    ADJUSTMENTS   COMBINED

REVENUES                   1,535,239    2,401,249              0   3,936,488

COSTS AND EXPENSES:
 Cost of sales               644,763      611,702  (3)   115,359   1,371,824
 Selling, general
  and administrative       1,613,253    3,177,031  (4)   (64,000)  4,726,284
 Research and development          0      214,686                    214,686
 Other expenses                    0       45,747                     45,747

 Total costs and expenses  2,258,016    4,049,166         51,359   6,358,541


LOSS INCOME TAXES           (722,777)  (1,647,917)       (51,359) (2,422,053)

INCOME TAXES                       0            0              0           0
  LOSS                        (722,777)  (1,647,917)       (51,359)
(2,422,053)


Weighted average number of common and
 Equivalent shares outstanding 42,477,832           (5) 2,925,000  45,402,832


Loss per share                 (.017)                                  (.053)


SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS


NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

Note 1.

     This column includes the historical results of operations of ADM Tronics Unlimited, Inc. for the fiscal year ended March 31, 1998.

Note 2.

     This column includes the historical results of operations of Electropharmacology, Inc. for the year ended March 31, 1998. The historical data includes accounting fees of $195,996 and legal fees of $713,965. These amounts are excessive due to a business purchase the acquired entity was going to make and a law suit that is unrelated to the Sofpulse division of the acquired entity. Conservatively, accounting and legal fees for one year, exclusive of these items, would be $60,000 and $160,000, respectively.

     Also included in the historical data are research and development costs of $214,686, which the Company does not intend to continue as part of the business acquired.

     Interest expense of $45,747 was incurred by the acquired entity for the three months ended June 30, 1998. The Company did not acquire the debt of the acquired entity.

Note 3.

     The adjustment represents the additional depreciation based on the assets acquired at fair market value for the year ended March 31, 1998.

Note 4.

     The adjustment represents the net effect of reducing the salary of an employee of the acquired entity who is now a consultant for the Company. The employee's salary was $139,000 per year and is now $75,000 per year.

Note 5.

      Weighted average common and equivalent shares for the year ended March 31, 1998 have been calculated assuming the shares of common stock issued pursuant to the transaction were outstanding at the beginning of the period. Outstanding stock options and warrants have not been included in the calculation as its results would be anti-dilutive. Fully diluted (which approximates primary) weighted average common and equivalent shares outstanding, on a pro forma basis are as follows:

          Common shares outstanding-Historical         42,477,832
          Common stock issued in connection with
              the business acquisition                  2,925,000

                                                       45,402,832

(c) Not applicable.




                                      SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ADM Tronics Unlimited, Inc.
                                            (Registrant)


                                             /s/ Dr. Alfonso Di Mino
                                                 President